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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64144) of AdvancePCS of our report dated September 27, 2002 relating to the financial statements of the AdvancePCS Employee Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Phoenix, AZ
November 25, 2002